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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                      WARBURG PINCUS EMERGING GROWTH FUND
                    WARBURG PINCUS SMALL COMPANY VALUE FUND
                    WARBURG PINCUS SMALL COMPANY GROWTH FUND
                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

The following supersedes contrary information in the section in the funds' Common Class Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Credit Suisse Asset Management Securities, Inc. (CSAMSI) provides certain shareholder and other services related to the sale of the Common Class for which it is paid the distribution and service (12b-1) fee described in the Prospectus.

Portfolio Manager Changes. The following information replaces certain information in the funds' Common Class Prospectus:

WARBURG PINCUS SMALL COMPANY GROWTH FUND

Stephen J. Lurito and Sammy Oh serve as Co-Portfolio Managers of the fund. Elizabeth B. Dater no longer serves as Co-Portfolio Manager of the fund.

Dated: January 7, 2000                                            WPUSS-16-0100A